YEAR 2000 ISSUES (UNAUDITED)

  The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund' s other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholders:

  We are pleased to provide you with this report for Dreyfus Strategic Governments Income, Inc. for the 12-month reporting period ended November 30, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 6.73% .* During the reporting period, the Fund produced income dividends of $1.125 per share, representing a distribution rate per share of 13.36%.**

ECONOMIC REVIEW

  During 1998, the main regions of the world had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates early in the year. The U.S. economy cooled enough over the months that the Fed decided to stand pat. Evidence of economic cooling continued to accumulate and worries about the world economy intensified. Financial stresses pushed the Fed to ease beginning in September. After many years of subpar economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower level established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plants and labor. In Asia, weak economies were pervasive as a result of the Asian financial crisis. The Latin American economies weakened as the financial stresses spread throughout that region.

  A main influence on the U.S. economy this year was the foreign financial crisis and cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The drop in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in real income, a strong labor market and past increases in the prices of assets they owned.

  The negative effect of Asian weakness was felt in the industrial sector more than the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis such as world-traded commodities (oil, metals and paper) and exports. One result of the industrial weakness was to cool off a U.S.
economy    that    had    been    growing    rapidly.

  The major change in the economic outlook over recent months has been a downward shift in expectations for world economic growth. A credit crunch developed in emerging countries and former communist countries, sharply reducing the economic outlook for Asia and Latin America as well as for commodity-exporting countries throughout the world. The effect on Europe and the U.S. has been to lower expectations of profit growth and drive down bond yields. Monetary policy has begun to ease in Europe as well as the U.S.

  Evidence of a weaker world economy accumulated as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long-Term Capital Management hedge fund crisis through early October. However, proactive steps were taken to stabilize the Japanese banks, design a support package for Brazil and ease monetary policy. There appears to be a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

MARKET ENVIRONMENT

  Over the past 12 months, the bond market experienced record volatility, with sharp swings in interest rates. This volatility generated a flight to quality as investors scrambled for a safe haven in 1998, propelling yields significantly lower. The 30-year Treasury bond began the year yielding 5.925%, and ended the year yielding 5.096% . At one point, yields on the 30-year Treasury issue declined to 4.72% , at the peak of fear. Investors apparently were inclined to accept these significantly lower yields for Treasuries in order to lessen quality risk.

  To put in perspective the amount of fear present during this tumultuous market, we can look at "quality spreads." Quality spreads are the difference in yields between Treasuries and other investment grade securities like corporate bonds, mortgage-backed securities and agency securities. The quality spreads between these securities reached levels during the reporting period that were last seen in the early 1990s during a recession. At the end of the reporting period, these securities recovered somewhat from the dramatically wide spread levels reached during the month of October. The primary reason for the recovery is that the Fed lowered interest rates three times during the reporting period to provide liquidity in an effort to calm the markets.

PORTFOLIO OVERVIEW

  Given the market environment, we kept the Fund with a longer-than-neutral effective duration of six years during the Fund' s reporting period (in comparison, the Salomon Global Government Bond Index(+) had a duration of 5.5 years for the same period) . We have normally tried to maintain a neutral duration strategy and instead focus on sector selection, but over the last 12 months we lengthened the Fund's duration slightly in light of the drop in rates. A longer effective duration is beneficial during a declining interest rate environment, so our strategy worked well as rates did decline during the reporting period. Going forward, we currently plan our duration strategy will be neutral to the Index, with our belief of a more stable interest rate environment.

Our allocation to generic mortgages was minimal for most of 1998. Mortgages in general were under pressure throughout the year, since prepayment fears were increasing as interest rates were dropping. We currently plan on increasing exposure to mortgages as we believe the yield spread level is currently quite attractive. Also, we feel that the likelihood that rates will drop dramatically lower from the lows already set in October of 1998 is slim. Normally, homeowners will wait to see how low rates will go before re-financing, so as rates begin to make an upswing there is usually a massive rush to file re-financing applications. We believe that the market has already seen that occur, with more fear existing in the mortgage market now than there should be.

  Agency securities were also hurt during the spread widening we mentioned above. At the end of the Fund's fiscal year, Agency yields were attractive compared to Treasuries. It is our belief that as markets settle down, prices on Agency securities will start to gravitate back towards more reasonable levels, so we currently plan on holding to or increasing our Agency exposure as opportunities present themselves.

  During the Fund' s fiscal year, the Treasury component of this Fund has been allocated to, in market parlance, off-the-run (OTR) Treasuries -- these include any Treasury security not recently issued in the auction process. In particular, higher coupon OTR issues became dramatically cheaper during the peak of crisis in October. There are a number of reasons for this: first, OTR issues are considered generally less liquid than current-issued Treasuries so they will tend to yield more. They are also used more often as collateral with institutions like hedge funds. In essence, when some of these hedge funds came under pressure to close down, the collateral held in their accounts was sold. Last, when investors move out of other markets generally they randomly buy the most current Treasury issued. All three of these events caused OTR Treasuries to lose value, and because they happened simultaneously they in turn exacerbated each other. Going forward, we currently plan on using OTR Treasuries as the major component of our Treasury allocation. We believe they are quite attractive, and should return to historic spread levels over time.

  Also, within the Treasury market we should speak about the Treasury Inflation Protected Securities (TIPS) market, which the Fund also owned during the reporting period. These securities clearly did not perform as well as we thought they would. While theoretically cheap, the marketplace could not focus on inflation protection during what seemed to be deflationary crises looming everywhere, and as a result these securities underperformed.

  Our allocation to the nondollar sector was increased for 1998, and remained relatively unchanged for most of the year. We are currently planning on decreasing our nondollar exposure by about 15% going forward. This is due less to bullishness towards the dollar but more to our belief that quality spreads are more attractive, and some of the dollar-denominated emerging markets will perform better than some of mainland Europe. We have used emerging market securities in the past, and will continue to look for opportunities. This is one area which we believe has worked out well for the last two years, but in 1998 caused the Fund some underperformance. While we believe our issue selection was correct, we did not sufficiently anticipate the currency fluctuations that have since occurred in some countries, and as a result some of these emerging market securities declined in dollar terms.

  Some of the countries we think offer value and have invested in are as follows: In Asia, we believe that Korea and the Philippines are attractive on a relative value basis. With Korea making dramatic progress on financial reform, we believe their bonds could be solid performers. We continue to like some of the service-sector Latin American countries such as Uruguay and Panama. Other countries we will currently continue to focus on and in which we see relative value from the nondollar perspective are Italy, Spain and the United Kingdom.

  Thank you for your investment with Dreyfus. We look forward to continuing to serve your investment needs.

               Very truly yours,



               [Gerald E. Thunelius signature]


               Gerald E. Thunelius

               Portfolio Manager

December 15, 1998

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid, based upon the net asset value per share.

**Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period.

(+) The Salomon Brothers Government Bond Composite Index is comprised of approximately 800 government bonds from 18 countries, with an average maturity of seven years.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------

SELECTED INFORMATION                            NOVEMBER 30, 1998 (UNAUDITED)

Market Price per share November 30, 1998 . . . .      $9 3/16

Shares Outstanding November 30, 1998 . . . . . .   14,640,617

New York Stock Exchange Ticker Symbol. . . . . .          DSI

MARKET PRICE (NEW YORK STOCK EXCHANGE)

                             Fiscal Year Ended November 30,1998

__________________________________________________________________


                            Quarter                      Quarter                       Quarter                    Quarter

                             Ended                        Ended                         Ended                      Ended

                       February 28, 1998              May 31, 1998                 August 31, 1998           November 30, 1998
                        ________________            ____________________          __________________         __________________
High                       $9 13/16                      $9 3/4                        $9 9/16                     $9 3/8

Low                         9 1/8                         9 3/4                         9 1/16                      8 15/16

Close                       9 5/8                         9 3/8                         9 1/16                      9 3/16
PERCENTAGE GAIN based on change in Market Price*

June 24, 1988 (commencement of operations) through November 30, 1998 .   105.04

December 1, 1988 through November 30, 1998 . . . . . . . . .             123.85

December 1, 1993 through November 30, 1998 . . . . . . . . .              36.09

December 1, 1997 through November 30, 1998 . . . . . . . . .               8.75

March 1, 1998 through November 30, 1998. . . . . . . . . . .               1.34

June 1, 1998 through November 30, 1998 . . . . . . . . . . .               2.02

September 1, 1998 through November 30, 1998. . . . . . . . .               3.46

NET ASSET VALUE PER SHARE

             June 24, 1988 (commencement of operations)  . . . . . . . . . . . .           $11.11

             November 30, 1997 . . . . . . . . . . . . . . . . . . . . . . . . .            10.81

             February 28, 1998 . . . . . . . . . . . . . . . . . . . . . . . . .            10.65

             May 31, 1998  . . . . . . . . . . . . . . . . . . . . . . . . . . .            10.54

             August 31, 1998 . . . . . . . . . . . . . . . . . . . . . . . . . .            10.33

             November 30, 1998 . . . . . . . . . . . . . . . . . . . . . . . . .            10.20

PERCENTAGE GAIN based on change in Net Asset Value*

June 24, 1988 (commencement of operations) through November 30, 1998 .   145.72

December 1, 1988 through November 30, 1998 . . . . . . . . .             132.70

December 1, 1993 through November 30, 1998 . . . . . . . . .              49.33

December 1, 1997 through November 30, 1998 . . . . . . . . .               6.73

March 1, 1998 through November 30, 1998. . . . . . . . . . .               1.62

June 1, 1998 through November 30, 1998 . . . . . . . . . . .                .67

September 1, 1998 through November 30, 1998. . . . . . . . .                .70

*  WITH DIVIDENDS REINVESTED.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                    NOVEMBER 30, 1998

                                                                                              Principal

Bonds and Notes--98.0%                                                                         Amount               Value
-----------------------------------------------------                                       _____________        _____________
         Banking and Finance--3.5%  American International Group,

                                        Bonds, 11.70%, 2001  . . . . . . . . . . . . .      $   1,788,376 (a)   $    2,188,771

                                    Credit Local de France,

                                        Bonds, 9.625%, 2000  . . . . . . . . . . . . .            652,316 (b)          698,813

                                    KfW International Finance,

                                        Gtd. Bonds, 6%, 1999 . . . . . . . . . . . . .          2,191,470 (c)         2,316,696

                                                                                                                   _____________

                                                                                                                      5,204,280

                                                                                                                   _____________

                       Cable--8.7%  Cable & Wireless Communications,

                                        Notes, 6.75%, 2008 . . . . . . . . . . . . . .           2,500,000            2,531,818

                                    Comcast Cable Communications,

                                        Notes, 6.20%, 2008 . . . . . . . . . . . . . .           5,000,000            5,084,470

                                    Motorola,

                                        Deb., 6.50%, 2028  . . . . . . . . . . . . . .           2,000,000            2,060,498

                                    Qwest Communications International,

                                        Sr. Notes, 7.50%, 2008 . . . . . . . . . . . .           3,300,000 (d)        3,399,000

                                                                                                                   _____________

                                                                                                                     13,075,786

                                                                                                                   _____________

                     Foreign--1.5%  Korea Development Bank,

                                        Floating Rate Notes, 10.172%, 2003 . . . . . .           2,000,000 (d,e)      1,745,000

                                    Korea Electric Power,

                                        Discount Notes, Zero Coupon, 2016  . . . . . .           5,256,000 (f)           504,198

                                                                                                                   _____________

                                                                                                                      2,249,198

                                                                                                                   _____________

       Foreign/Governmental--43.1%  Belguim Kingdom Bonds:

                                        7.75%, 2000  . . . . . . . . . . . . . . . . .           2,287,675 (g)        2,480,671

                                        9%, 2003 . . . . . . . . . . . . . . . . . . .           2,859,594 (g)        3,466,372

                                    Canada Government Bonds:

                                        9.75%, 2000  . . . . . . . . . . . . . . . . .           1,304,631 (b)        1,426,249

                                        8.75%, 2005  . . . . . . . . . . . . . . . . .           1,304,631 (b)        1,594,859

                                    Federative Republic of Brazil,

                                        Global Bonds, 10.125%, 2027  . . . . . . . . .           4,000,000            3,025,000

                                    France O.A.T., Deb.:
                                        8.50%, 2003  . . . . . . . . . . . . . . . . .           2,288,813 (h)        2,742,532

                                        8.50%, 2023  . . . . . . . . . . . . . . . . .           1,320,469 (h)        2,029,686

                                    German Unity Bonds,

                                        8.75%, 2001  . . . . . . . . . . . . . . . . .           2,950,201 (i)        3,354,945

                                    Government of New Zealand,

                                        Bonds, 8%, 2006  . . . . . . . . . . . . . . .           2,098,800 (j)        2,430,120

                                    Hellenic Republic of Greece,

                                        Bonds, 8.60%, 2008 . . . . . . . . . . . . . .           1,407,955 (k)        1,507,039

                                    Kingdom of Denmark Bonds,

                                        7%, 2007 . . . . . . . . . . . . . . . . . . .           2,172,564 (l)        2,588,884

                                    Republic of Argentina,

                                        Floating Rate Accrual Notes,

                                        14.25%, 2002 . . . . . . . . . . . . . . . . .           4,000,000 (e)        4,010,000

                                    Republic of Austria,

                                        Deb., 6.25%, 2003  . . . . . . . . . . . . . .           3,408,953 (c)        4,305,784

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                        NOVEMBER 30, 1998

                                                                                              Principal

Bonds and Notes (continued)                                                                    Amount               Value
-----------------------------------------------------                                       _____________        _____________

  Foreign/Governmental (continued)  Republic of Colombia,

                                        Quarterly Adjusted Notes, 12.243%, 2005  . . .          2,500,000 (e)         2,331,250

                                    Republic of Panama,

                                        Bonds, 8.875%, 2027  . . . . . . . . . . . . .      $    2,500,000       $    2,356,250

                                    Republica Oriental del Uruguay, Bonds:

                                        Ser. A, 6.75%, 2021 (Units)  . . . . . . . . .           2,000,000 (m)        1,760,000

                                        Ser. B, 6.75%, 2021 (Units)  . . . . . . . . .           3,000,000 (m)        2,640,000

                                    Spain Government, Deb.:

                                        10.30%, 2002 . . . . . . . . . . . . . . . . .           2,776,814 (n)        3,387,033

                                        10%, 2005  . . . . . . . . . . . . . . . . . .           3,123,915 (n)        4,158,509

                                    Sweden Government,

                                        Deb., 6%, 2005 . . . . . . . . . . . . . . . .           2,453,687 (o)        2,708,952

                                    United Kingdom Gilt Edged Securities:

                                        10.50%, 1999 . . . . . . . . . . . . . . . . .             825,200 (p)          841,711

                                        9.50%, 2005  . . . . . . . . . . . . . . . . .           1,980,480 (p)        2,489,243

                                        9%, 2011 . . . . . . . . . . . . . . . . . . .           2,475,600 (p)        3,477,509

                                    United Mexican States,

                                        Global Bonds, 11.50%, 2026 . . . . . . . . . .           3,000,000            3,232,500

                                                                                                                   _____________

                                                                                                                     64,345,098

                                                                                                                   _____________

       Foreign/Supranational--8.1%  European Investment Bank, Notes:

                                        12.75%, 2000 . . . . . . . . . . . . . . . . .           2,384,501 (a)        2,636,480

                                        12.20%, 2003 . . . . . . . . . . . . . . . . .           4,172,876 (a)        5,516,705

                                    International Bank for Reconstruction

                                        and Development, Notes:

                                           5.25%, 2002 . . . . . . . . . . . . . . . .           1,866,807 (c)        2,160,926

                                           6%, 2005  . . . . . . . . . . . . . . . . .           1,434,309 (q)        1,741,065

                                                                                                                   _____________

                                                                                                                     12,055,176

                                                                                                                   _____________

        Publishing/Newspapers--.7%  A.H. Belo,

                                        Sr. Notes, 6.875%, 2002  . . . . . . . . . . .           1,000,000            1,029,218

                                                                                                                   _____________

           U.S. Government

                   Agencies--22.9%  Federal Farm Credit, Real Yield Securities,

                                        2.403%, 2/14/2002  . . . . . . . . . . . . . .           1,000,000 (r)          970,820

                                    Federal Home Loan Mortgage Corp.:

                                        Gtd. REMIC Pass-Through Ctfs.,

                                           Ser. 51, Cl. E, 10%, 7/15/2020  . . . . . .           5,939,454            6,393,882

                                        REMIC Trust, Pass-Through Ctfs.

                                           (Collateralized by FHLMC Pass-Through Ctfs.):

                                             Ser. 1611, Cl. L, 7%, 11/15/2023

                                                (Interest Only Obligation) . . . . . .           5,000,000 (s)        1,412,500

                                             Ser. 1978, Cl. PJ, 7% 3/15/2026

                                                (Interest Only Obligation) . . . . . .           5,130,500 (s)          937,189

                                    Federal National Mortgage Association :

                                        6%, 11/1/2013  . . . . . . . . . . . . . . . .           5,000,000 (t)        5,004,650

                                        8%, 12/1/2025  . . . . . . . . . . . . . . . .           1,151,052            1,197,094

                                        Gtd. REMIC Pass-Through Ctfs.,

                                           Ser. 1988-16, Cl. B., 9.50%, 6/25/2018  . .           2,932,688            3,143,285

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                        NOVEMBER 30, 1998

                                                                                              Principal

Bonds and Notes (continued)                                                                    Amount               Value
-----------------------------------------------------                                       _____________        _____________
U.S. Government

              Agencies (continued)  U.S. Government Gtd. Development,

                                        Participation Ctfs.

                                        (Gtd. by U.S. Small Business Administration):

                                           Ser 1994-20K, 8.65%, 11/1/2014  . . . . . .      $....4,625,194       $    5,138,592

                                           Ser 1994-20L, 8.40%, 12/1/2014  . . . . . .           7,518,631            8,266,735

                                           Ser 1997-20J, 6.55%, 10/1/2017  . . . . . .           1,653,860            1,716,708

                                                                                                                   _____________

                                                                                                                     34,181,455

                                                                                                                   _____________

             U.S. Government--9.5%  U.S. Treasury Bonds:

                                        4.75%, 11/15/2008  . . . . . . . . . . . . . .           4,000,000            4,006,200

                                        5.25%, 11/15/2028  . . . . . . . . . . . . . .          10,000,000           10,275,500

                                                                                                                   _____________

                                                                                                                     14,281,700

                                                                                                                   _____________

                                    TOTAL BONDS AND NOTES

                                        (cost $147,973,801)  . . . . . . . . . . . . .                             $146,421,911

                                                                                                                   _____________


Short-Term Investments--.3%
-------------------------------------------------------

U.S. Treasury Bills;  4.39%, 12/24/1998

                                        (cost $448,738) .  . . . . . . . . . . . . . .         $   450,000 (u)    $     448,722
                                                                                                                   _____________


TOTAL INVESTMENTS (cost $148,422,539). . . . . . . . . . . . . . . . . . . . . . . . .               98.3%          $146,870,633

                                                                                                   _______         _____________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                1.7%       $    2,532,938
                                                                                                   _______         _____________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              100.0%          $149,403,571
                                                                                                   _______         _____________

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------


Notes to Statements of Investments:
-----------------------------------------------------------------------------

(a)  Converted to U.S. Dollars from Italian Lire.

(b)  Converted to U.S. Dollars from Canadian Dollars.

(c)  Converted to U.S. Dollars from Japanese Yen.

(d)  Securities exempt from registration under Rule 144A of the Securities Act
of   1933.   These   securities  may  be  resold  in  transactions  exempt  from registration,  normally  to qualified institutional buyers. At November 30, 1998 these securities amounted to $5,144,000 or 3.4% of net assests.

(e)  Variable rate security--interest rate subject to periodic change.

(f) Zero coupon until year shown at which time a stated coupon rate becomes effective.

(g)  Converted to U.S. Dollars from Belgian Francs.

(h)  Converted to U.S. Dollars from French Francs.

(i)  Converted to U.S. Dollars from German Deutsche Marks.

(j)  Converted to U.S. Dollars from New Zealand Dollars.

(k)  Converted to U.S. Dollars from Greek Drachmas.

(l)  Converted to U.S. Dollars from Danish Krone.

(m)  With value recovery rights attached.

(n)  Converted to U.S. Dollars from Spanish Pesetas.

(o)  Converted to U.S. Dollars from Swedish Krona.

(p)  Converted to U.S. Dollars from British Pounds.

(q)  Converted to U.S. Dollars from Swiss Francs.

(r) Variable rate security-base interest rate shown-adjustment to interest rate linked to the Consumer Price Index.

(s)  Notional face amount shown.

(t)  Purchased on a forward commitment basis.

(u)  Held  by the custodian  in  a  segregated  account as collateral for open
Financial Futures positions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------

STATEMENT OF FINANCIAL FUTURES                               NOVEMBER 30,1998

                                                                            Market Value                          Unrealized

                                                                               Covered                           Appreciation

Financial Futures (Long)                                    Contracts       by Contracts        Expiration        at 11/30/98

_____________________                                      ____________    _______________    ______________    ______________
U.S. Treasury 5 Year Notes . . . . . . . . . . . . . . .          45          $  5,101,172     December '98         $  16,172

U.S. Treasury 5 Year Notes . . . . . . . . . . . . . . .         450            51,201,563       March '99             59,766

U.S. Treasury 10 Year Notes. . . . . . . . . . . . . . .          20             2,386,875       March '99              8,750

Bundesrepublic 10 Year Bonds . . . . . . . . . . . . . .          22             3,780,639     December '98            53,290

Spanish Government 10 Year Bonds . . . . . . . . . . . .          10               819,733     December '98            14,370

United Kingdom 15 Year Gilt. . . . . . . . . . . . . . .           5               971,170       March '99              7,757

                                                                                                                    _________

                                                                                                                     $160,105

                                                                                                                    _________



                                                                            Market Value                          Unrealized

                                                                               Covered                          (Depreciation)

Financial Futures (Short)                                   Contracts       by Contracts        Expiration        at 11/30/98

_____________________                                       ____________    _______________    ______________    ______________

U.S. Treasury 10 Year Notes. . . . . . . . . . . . . . .          80          $  9,522,500     December '98        $  (37,344)

U.S. Treasury 30 Year Bonds. . . . . . . . . . . . . . .          19             2,467,031     December '98           (36,219)

                                                                                                                    _________

                                                                                                                   $  (73,563)

                                                                                                                    _________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                         NOVEMBER 30, 1998

                                                                                                   Cost              Value
                                                                                                _____________     _____________
ASSETS:                          Investments in securities--See Statement of Investments . .     $148,422,539      $146,870,633

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                            6,011,374

                                 Receivable for investment securities sold . . . . . . . .                           19,413,538

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                            3,674,354

                                 Receivable for futures variation margin--Note 3(a)  . . .                              330,473

                                 Net unrealized appreciation on forward
                                   currency exchange contracts--Note 3(a)  . . . . . . . .                              101,508

                                                                                                                   _____________

                                                                                                                    176,401,880

                                                                                                                   _____________

LIABILITIES:                     Due to The Dreyfus Corporation  . . . . . . . . . . . . .                               95,050

                                 Payable for investment securities purchased . . . . . . .                           25,839,106

                                 Income dividend payable . . . . . . . . . . . . . . . . .                              915,039

                                 Accrued expenses and other liabilities  . . . . . . . . .                              149,114

                                                                                                                   _____________

                                                                                                                      26,998,309

                                                                                                                   _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $149,403,571

                                                                                                                   _____________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                          $161,164,920

                                 Accumulated distributions in excess of investment
                                   income--net . . . . . . . . . . . . . . . . . . . . . .                            (2,474,144)

                                 Accumulated net realized gain (loss) on investments and
                                   foreign currency transactions . . . . . . . . . . . . .                            (7,964,840)

                                 Accumulated net unrealized appreciation (depreciation) on
                                   investments and foreign currency transactions
                                   (including $86,542 net unrealized appreciation
                                   on financial futures)--Note 3(b)  . . . . . . . . . . .                            (1,322,365)

                                                                                                                   _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $149,403,571
                                                                                                                   _____________

SHARES OUTSTANDING

(100 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED). . . . . . . . . . . . . .                           14,640,617

NET ASSET VALUE per share. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              $10.20

                                                                                                                       _______


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                          YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME
INCOME                           Interest Income . . . . . . . . . . . . . . . . . . . . .                          $11,524,811

EXPENSES:                        Management fee--Note 2(a) . . . . . . . . . . . . . . . .       $  1,072,395

                                 Professional fees . . . . . . . . . . . . . . . . . . . .             66,754

                                 Directors' fees and expenses--Note 2(b) . . . . . . . . .             61,374

                                 Shareholder servicing costs . . . . . . . . . . . . . . .             56,419

                                 Custodian fees  . . . . . . . . . . . . . . . . . . . . .             48,277

                                 Shareholders' reports . . . . . . . . . . . . . . . . . .             47,621

                                 Registration fees . . . . . . . . . . . . . . . . . . . .             24,260

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .              5,323
                                                                                                  ____________

                                        Total Expenses . . . . . . . . . . . . . . . . . .                            1,382,423
                                                                                                                   ____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           10,142,388
                                                                                                                   ____________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                                 Net realized gain (loss) on investments and foreign currency
                                    transactions (including options written) . . . . . . .      $  (3,845,031)

                                 Net realized gain (loss) on financial futures . . . . . .            567,482

                                 Net realized gain (loss) on forward currency
                                    exchange contracts . . . . . . . . . . . . . . . . . .         (1,123,853)
                                                                                                 ____________

                                        Net Realized Gain (Loss) . . . . . . . . . . . . .                           (4,401,402)

                                 Net unrealized appreciation (depreciation) on investments, options written and foreign currency transactions
                                    (including $133,653 net unrealized appreciation on
                                    financial futures) . . . . . . . . . . . . . . . . . .                            2,720,455
                                                                                                                   ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                           (1,680,947)

                                                                                                                   ____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .                         $  8,461,441
                                                                                                                   ____________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended   Year Ended

                                                                                       November 30, 1998  November 30, 1997
                                                                                       __________________  __________________
OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .           $  10,142,388       $  10,032,165

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . .              (4,401,402)         11,714,328

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . .               2,720,455          (8,903,962)

                                                                                            _____________      _____________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . .               8,461,441          12,842,531
                                                                                            _____________      _____________


DISTRIBUTIONS TO SHAREHOLDERS:

  From investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . .             (16,664,869)         (9,891,371)

  In excess of investment income--net  . . . . . . . . . . . . . . . . . . . . .                (720,868)         (2,150,539)

                                                                                            _____________      _____________

       Total Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . .            (17,385,737)         (12,041,910)
                                                                                            _____________      _____________

         Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . .              (8,924,296)           800,621

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             158,327,867         157,527,246
                                                                                            _____________      _____________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            $149,403,571        $158,327,867
                                                                                            _____________      _____________

UNDISTRIBUTED INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF INVESTMENT INCOME)--NET. .    $   (2,474,144)    $    6,480,990
                                                                                            _____________      _____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund' s financial statements and market price data for the Fund's shares.


                                                                                                 Six Months Ended   Year Ended

                                                                  Year Ended November 30,          November 30,       May 31,

                                                               _________________________________  _______________   __________

PER SHARE DATA:                                             1998      1997      1996     1995         1994(1)          1994

                                                         ______    ______    ______    ______          ______          ______
   Net asset value, beginning of period  . . . . . . .   $10.81    $10.76    $10.66   $  9.85          $10.30          $11.03
                                                         ______    ______    ______    ______          ______          ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . .   .70(2)    .69(2)    .72(2)       .71             .42             .89

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . . .    (.12)       .18       .13       .82           (.44)           (.70)
                                                         ______    ______    ______    ______          ______          ______

   Total from Investment Operations  . . . . . . . . .      .58       .87       .85      1.53           (.02)             .19
                                                         ______    ______    ______    ______          ______          ______

   Distributions:

   Dividends from investment income--net . . . . . . .    (1.14)     (.67)     (.74)     (.71)           (.28)           (.92)

   Dividends in excess of investment
       income--net . . . . . . . . . . . . . . . . . .     (.05)     (.15)     (.01)     (.01)             --              --

   Dividends from paid-in-capital  . . . . . . . . . .       --        --        --        --            (.15)             --
                                                         ______    ______    ______    ______          ______          ______

   Total Distributions . . . . . . . . . . . . . . . .    (1.19)     (.82)     (.75)     (.72)           (.43)           (.92)
                                                         ______    ______    ______    ______          ______          ______

   Net asset value, end of period  . . . . . . . . . .   $10.20    $10.81    $10.76    $10.66          $ 9.85          $10.30
                                                         ______    ______    ______    ______          ______          ______

   Market Value, end of period . . . . . . . . . . . .   $ 9 3/16  $ 9 9/16  $ 9 3/8   $ 9 1/8         $ 9 1/8         $   10
                                                         ______    ______    ______    ______          ______          ______

TOTAL INVESTMENT RETURN (3). . . . . . . . . . . . . .     8.75%    11.32%    11.37%     8.80%          (8.98%)(4)      (5.23%)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . .      .90%      .92%      .90%      .94%             .92%(4)        .89%

   Ratio of net investment income
       to average net assets . . . . . . . . . . . . .     6.65%     6.48%     6.91%     7.56%            8.28%(4)       8.18%

   Portfolio Turnover Rate . . . . . . . . . . . . . .     599.75%   337.41%   328.37%    91.27%    65.21%(5)          22.76%

   Net Assets, end of period (000's Omitted) . . . . .   $149,404  $158,328  $157,527  $156,083  $145,164            $154,140
-----------------------------

(1)  The Fund changed its fiscal year end from May 31 to November 30.

(2)  Based on average shares outstanding.

(3)  Calculated based on market value.

(4)  Annualized.

(5)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

   Dreyfus Strategic Governments Income, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The Fund's investment objective is to maximize current income to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Investment Adviser") serves as the Fund's investment adviser. The Investment Adviser is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ). Sinopia Asset Management serves as the Fund' s sub-investment adviser.

   The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, options and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

   (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the Fund at the record date's net asset value on the payable date of the distribution. If net asset value per share is less than 95% of market value, shares will be issued by the Fund at 95% of market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase Fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing Fund shares in the open market, Fund shares outstanding will not be affected by this form of reinvestment.

   On November 25, 1998, the Board of Directors declared a cash dividend of $.0625 per share from investment income-net, payable on December 24, 1998 to shareholders of record as of the close of business on December 10, 1998.

(E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $6,044,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1998. The carryover does not include net realized securities losses from November 1, 1998 through November 30, 1998 which are treated, for federal income tax purposes, as arising in fiscal 1999. If not applied, $4,384,000 of the carryover expires in fiscal 2002, $18,000 expires in fiscal 2003, $831,000 expires in fiscal 2004 and $811,000 expires in fiscal 2006.

   During the period ended November 30, 1998, the Fund reclassified $1,711,785 from accumulated net realized (loss) on investments to accumulated distributions in excess of investment income-net.

NOTE 2--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

   (A) Pursuant to a management agreement with the Investment Adviser, the management fee is computed at the annual rate of .70 of 1% of the value of the Fund's average weekly net assets and is payable monthly.

   Pursuant to a Sub-Investment Advisory Agreement between the Investment Adviser and Sinopia Asset Management, the sub-advisory fee is computed at the annual rate of .20 of 1% of the value of the Fund's average weekly net assets and is payable monthly by the Investment Adviser.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   The Fund compensates Mellon, an affiliate of the Investment Adviser, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended November 30, 1998, the Fund was charged $33,620 pursuant to the transfer agency agreement.

   (B) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--SECURITIES TRANSACTIONS:

   (A) The aggregate amount of purchases and sales of investment securities (including paydowns) , excluding short-term securities, financial futures, forward currency exchange contracts and options transactions, during the period
ended   November   30,   1998,   amounted  to  $900,095,866  and  $903,193,309,
respectively.

   In   addition,  the  following  summarizes  open  forward  currency  exchange contracts at November 30, 1998:

                                                                 Foreign                                  Unrealized

                                                                Currency                                  Appreciation

Forward Currency Exchange Contracts                             Amount        Proceeds       Value       (Depreciation)
_________________________________                          _______________  ____________  ____________    ___________
Sales:

   Belgian Francs, expiring 1/28/99  . . . . . . . . . .       218,000,000  $  6,210,826  $  6,234,101  $   (23,275)

   British Pounds, expiring 1/28/99  . . . . . . . . . .         4,200,000     6,955,200     6,915,589       39,611

   Canadian Dollars, expiring 1/28/99  . . . . . . . . .         6,000,000     3,870,968     3,916,202      (45,234)

   Danish Krone, expiring 1/28/99  . . . . . . . . . . .        16,800,000     2,596,600     2,611,242      (14,642)

   French Francs, expiring 1/28/99 . . . . . . . . . . .        28,140,000     4,938,575     4,968,828      (30,253)

   German Deutsche Marks, expiring 1/28/99 . . . . . . .         5,850,000     3,443,202     3,461,372      (18,170)

   Greek Drachmas, expiring 1/28/99  . . . . . . . . . .       450,000,000     1,592,920     1,569,086       23,834

   Italian Lire, expiring 1/28/99  . . . . . . . . . . .    18,950,000,000    11,259,655    11,327,490      (67,835)

   Japanese Yen, expiring 1/28/99  . . . . . . . . . . .     1,125,000,000     9,422,111     9,208,999      213,112

   New Zealand Dollars, expiring 1/28/99 . . . . . . . .         4,700,000     2,520,140     2,471,492       48,648

   Spanish Pesetas, expiring 1/28/99 . . . . . . . . . .     1,150,000,000     7,952,974     7,983,549      (30,575)

   Swedish Krona, expiring 1/28/99 . . . . . . . . . . .        23,150,000     2,868,649     2,848,469       20,180

   Swiss Francs, expiring 1/28/99  . . . . . . . . . . .         2,460,000     1,760,916     1,774,809      (13,893)
                                                                                                            ________

       Total . . . . . . . . . . . . . . . . . . . . . .                                                    $101,508
                                                                                                            ________


   The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

  In addition, the following table summarizes the Fund's call/put options written for the period ended November 30, 1998:

                                                           Options Terminated

____________________


                                                                                                                        Net

                                                                 Number of       Premiums                            Realized

                                                                 Contracts       Received             Cost          Gain (Loss)
                                                                 __________      __________        __________       __________
OPTIONS WRITTEN:

Contracts outstanding November 30, 1997. . . . . . .........         500         $  600,000

Contracts written. ................................................. 1,500        1,040,949
                                                                   _____         __________

Contracts terminated:

   Closed.........................................................  1,600         1,462,824        $1,567,249        ($104,425)

   Expired . ...................................................    .400            178,125              --            178,125
                                                                   _____         __________       __________        __________

       Total contracts terminated  .........................       2,000          1,640,949       $1,567,249        $   73,700
                                                                   _____         __________       __________        __________
Contracts outstanding November 30, 1998. ...................       -----         ----------       ----------        ----------



  The Fund may purchase and write (sell) put and call options in order to gain exposure to or protect against changes in the market.

  As a writer of call options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss, if the price of the financial instrument decreases between those dates.

   The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at November 30, 1998 are set forth in the Statement of Financial Futures.

   (B) At November 30, 1998, accumulated net unrealized depreciation on investments, financial futures, and forward currency exchange contracts was $1,363,856, consisting of $3,721,817 gross unrealized appreciation and $5,085,673 gross unrealized depreciation.

At November 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.

   We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Governments Income, Inc., including the statements of investments and financial futures, as of November 30, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Governments Income, Inc., at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.





New York, New York

January 12, 1999


DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)

   The Fund generally distributes net investment income and any net realized short-term capital gains monthly, and net realized long-term capital gains at least annually.

Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder who has Fund shares registered in his own name will have all distributions reinvested automatically by Mellon, as Plan agent (the "Agent"), in additional shares of the Fund' s Common Stock at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a dividend or other distribution payable only in cash is declared, the Agent, as agent for the Plan participants, will buy shares of the Fund's Common Stock in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

   A shareholder who owns Fund shares registered in the name of his broker/dealer or other nominee (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividend distributions reinvested by his broker/dealer or other nominee in additional shares of the Fund if such service is provided by the broker/dealer or other nominee; otherwise such distributions will be treated like any other cash dividend.

   A shareholder who has Fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the Fund. Changes in elections must be in writing, sent to Mellon Bank, N.A., c/o ChaseMellon Shareholder Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than fifteen days prior to the record date for any distribution.

   A Plan participant who has Fund shares registered in his name has the option of making additional cash payments to the Agent, semi-annually, in any amount from $100 to $500, for investment in the Fund's shares in the open market on or about January 15 and July 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Agent, and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before the payment is to be invested. A shareholder who owns Fund shares registered in street name should consult his broker/dealer to determine whether an additional cash purchase option is available through his broker/dealer.

   The Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

   Plan participants pay an Agent's fee of $.50 per reinvestment of dividends and distributions, a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases and purchases from voluntary cash payments, and a $3.00 fee for each purchase made from a voluntary cash payment.

   The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
-----------------------------------------------------------------------------

PROXY RESULTS (UNAUDITED)

  During the fiscal year ended November 30, 1998, stockholders voted on the following proposals presented at the annual stockholders' meeting held on June 5, 1998. The description of each proposal and the number of shares voted are as follows:

                                                                                              Shares
                                                                        ________________________________________________________

                                                                          For               Against          Abstained
                                                                      ____________        ____________      ____________

1. To consider a proposal to convert the Fund
from a closed-end investment company
to an open-end investment company. . . . . . . . . . . . . . .           2,641,837           4,845,096          485,985

2. To ratify the selection of Ernst & Young LLP
as independent auditors of the Fund. . . . . . . . . . . . . .          12,604,319             129,089          186,264


                                                                           For          Authority Withheld
                                                                   ___________________  ___________________
3. To elect two Class III Directors:*

      Diane Dunst  . . . . . . . . . . . . . . . . . . . . . .          12,213,593             706,079

      Rosalind Gersten Jacobs  . . . . . . . . . . . . . . . .          12,205,831             713,841
-----------------------------

*  The terms of these Class III Directors expire in 2001.



                            OFFICERS AND DIRECTORS

                  DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.

                                200 Park Avenue

                              New York, NY 10166

Directors

Joseph S. DiMartino, Chairman

David W. Burke

Diane Dunst

Rosalind Gersten Jacobs

Jay I. Meltzer

Daniel Rose

Warren B. Rudman

Sander Vanocur

Officers

President and Treasurer

    Marie E. Connolly

Vice President and Secretary

    Margaret W. Chambers

Vice President and Assistant Treasurer

    Mary A. Nelson

Vice President, Assistant Treasurer and Assistant Secretary

    Michael S. Petrucelli

Vice President, Assistant Treasurer and Assistant Secretary

    Stephanie Pierce

Vice President and Assistant Treasurer

    George A. Rio

Vice President and Assistant Treasurer

    Joseph F. Tower, III

Vice President and Assistant Secretary

    Douglas C. Conroy

Vice President and Assistant Secretary

    Christopher J. Kelley

Vice President and Assistant Secretary

    Kathleen K. Morrisey

Vice President and Assistant Secretary

    Elba Vasquez

Portfolio Managers

    Kevin McClintock

    Gerald Thunelius

    Jean Charles Bertrand

    Michel-Andre Levy

    Thierry Mirabe

    Jacques Sikarov

Investment Adviser

The Dreyfus Corporation

Sub-Investment Adviser

Sinopia Asset Management

Custodian

The Bank of New York

Counsel

Stroock & Stroock & Lavan LLP

Transfer Agent, Dividend Distribution Agent  and Registrar Mellon Bank, N.A.

Stock Exchange Listing

NYSE Symbol: DSI

Initial SEC Effective Date

June 23, 1988


The Net Asset Value appears in the following publications: Barron's, Closed-End Funds section under the heading "World Income Funds" every Monday; Wall Street Journal, Mutual Funds section under the heading "Closed-End Funds World Income Funds" every Monday; New York Times, Business Section under the heading "Closed-End Funds World Income Funds" every Sunday.


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.
--------------------------------------------------------------------------------


                                   [reg.tm logo]

                                   (reg.tm)

DREYFUS STRATEGIC GOVERNMENTS

INCOME, INC.

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

SUB-INVESTMENT ADVISER

Sinopia Asset Management

66 Rue de la Chaussee d'Antin

Paris, France 75009

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT,

DIVIDEND DISBURSING AGENT

& REGISTRAR

Mellon Bank, N.A.

85 Challenger Road

Ridgefield Park, NJ 07660

Printed in U.S.A.                                             429AR9811

Strategic

Governments

Income, Inc.

Annual Report

November 30, 1998